CITIZENS BANCSHARES, INC.
                     VILLE PLATTE, LOUISIANA


PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING
                OF STOCKHOLDERS ON APRIL 13, 2000

The undersigned stockholder(s) of Citizens Bancshares, Inc. of Louisiana hereby appoint:Carl W.Fontenot, President, or as attorney and proxy for the undersigned to attend the annual meeting of the stockholders of Citizens Bancshares, Inc. to be held on Thursday, April 13, 2000, at 2:30 P.M. at the Main Office of Citizens Bank at 841 West Main Street, Ville Platte, Louisiana 70586, and any and all adjournments thereof, with full power to him to appoint and to revoke the appointment of a substitute for himself, and at such meeting and at any and all adjournments thereof, to vote as many shares of capital stock of Citizens Bancshares, Inc. as the undersigned would be entitled to vote if personally present.

1.   To fix the number of directors at twelve (12).
      (   ) FOR           (   ) AGAINST          (   ) ABSTAIN

2.   To elect twelve (12) directors.
        (   ) FOR - All Nominees    (   )    WITHHOLD AUTHORITY

          (   ) FOR - All EXCEPT those marked through
(Strike a line through the names of any nominees you do NOT wish to vote for.

  C. Brent Coreil    E.J.  Deville       Bryan  L. Fontenot
  Carl W. Fontenot   Eugene S. Fontenot  Jules Hebert
  Anita F. Melancon  Fredrick Phillips   Brod Veillon
  K. Wayne Vidrine   Joseph West         Roderick Young

3. To approve the Board of Directors engagement of Basil M. Lee and Company as the Corporation's independent auditor for the financial statement audit for the year ending December 31, 2000.

   (   )   FOR       (    )  AGAINST      (  )  WITHHOLD AUTHORITY

4.   To act upon such other matters as may properly come before the meeting or any adjournment thereof.
          (   ) FOR  (   ) AGAINST       (   ) WITHHOLD AUTHORITY


This proxy will be voted as specified. If no specific directions are given, this proxy will be voted as "FOR" each of the above proposals.


DATE:
                                  SIGNATURE OF SHAREHOLDER


                                  SHAREHOLDER NAME - PLEASE PRINT


Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy (same as name appears on envelope containing these proxy materials). When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.


                    CITIZENS BANCSHARES, INC.
                      841 West Main Street
                       Post Office Box 598
                  Ville Platte, Louisiana 70586



            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders:

The  annual meeting of shareholders of Citizens Bancshares,  Inc.
will be held at the main office of Citizens Bank located at   841
West   Main  Street,  Ville  Platte,  Louisiana,  at  2:30  P.M.,
Thursday, April 13, 2000, for the following purposes.

1.   To fix the number of directors at twelve (12).

2.   To elect twelve (12) directors.

3. To approve the Board of Directors engagement of Basil M Lee and Company as the Corporation's independent auditor for the financial statement audit for the year ending December 31, 2000.

4. To transact any other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record on the books of this Corporation at the close of business on February 1, 2000, will be entitled to vote at the meeting.

All shareholders are cordially invited to attend the meeting in person. However, if you are unable to attend and wish to have your stock voted, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Your proxy may be revoked by appropriate notice to the Secretary of the Corporation at any time prior to the voting thereof.


BY ORDER OF THE BOARD OF DIRECTORS



CARL W. FONTENOT, PRESIDENT
Ville Platte, Louisiana
March 14, 2000
                    CITIZENS BANCSHARES, INC.
                      841 West Main Street
                       Post Office Box 598
                  Ville Platte, Louisiana 70586


                         PROXY STATEMENT

                             GENERAL

The accompanying proxy is solicited on behalf of the Board of Directors of Citizens Bancshares, Inc. (the "Corporation")for use at the annual meeting of shareholders of the Corporation to be held April 13, 2000, (the "Annual Meeting") at the time and place and for the purposes set forth in the accompanying Notice of Meeting. The date of this Proxy Statement is March 14, 2000.

The shares represented by any proxy in the enclosed form, if it is properly executed and received at or prior to the Annual Meeting, will be voted in accordance with the specifications made thereon. Proxies received on which no specification is made will be voted in favor of all matters submitted to the shareholders at the annual meeting as disclosed in the Notice of Annual Meeting of Shareholders. Proxies are revocable by written notice to the Secretary of the Corporation at any time prior to their exercise and will be deemed revoked by attendance and voting at the Annual Meeting.

All expenses of preparing, printing, and mailing the proxy and all materials used in solicitation will be borne by the
Corporation. Proxies may also be solicited in person or by telephone or telegraph by directors, officers, and other employees of the Corporation, none of whom will receive additional compensation for such services. The Corporation will also request brokerage houses, custodians and nominees to forward these materials to the beneficial owners of the stock held of record by them and pay the reasonable expenses of such persons for forwarding the material.

Only shareholders of record at the close of business on February 1, 2000, are entitled to notice of and to vote at the Annual
Meeting. On that date, there were 475 shareholders of record owning a total of 114,855 shares of common stock, each of which is entitled to one vote.

A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, and adjournment thereof. A majority of the votes cast shall decide every matter submitted to the shareholders at its meeting.

           MANAGEMENT OF THE CORPORATION AND THE BANK
                    AND ELECTION OF DIRECTORS

Nominations for Directors

Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of stock of the corporation entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the existing management of the Corporation, shall be made in writing and shall be delivered or mailed to the President of the Corporation not less than thirty (30) days nor more than sixty (60) days prior to any meeting of stockholders called for the election of directors. Such notification shall contain the following information: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee;
(c) the total number of shares of capital stock of the Corporation that are beneficially owned by each proposed nominee;
(d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Corporation beneficially owned by the notifying shareholder. Nominations not made in accordance herewith may, in his discretion, be disregarded by the Chairman of the meeting and upon his instructions, the vote teller may disregard all votes cast for each such nominee. The 2001 Annual Meeting is scheduled to be held on April 12, 2001.



Election of Directors

The Corporation's Articles of Incorporation provide that the number of directors will be not less than five and not more than thirty. Resolutions will be offered at the Annual Meeting to fix the number of directors to be elected at twelve, which is an increase of three directors, and to elect the nominees listed below. It is the intention of the persons named in the accompanying Proxy to vote in favor of those resolutions. Each director elected at the Annual Meeting will hold office until the next annual meeting of shareholders of the Corporation or until his successor is elected and qualified.

Nine of the twelve nominees named below are incumbent directors of the Corporation. Four of the nine incumbent directors were appointed by the Corporation's Board of Directors in January, 2000, to fill Board vacancies. The three new nominees will fill the new board positions. If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors of the Corporation. Management has, however, no reason to believe that any nominee will be unavailable.

The information below sets forth the age, principal occupation or employment, and the amount and nature of beneficial ownership of common stock of the Corporation which was furnished by each nominee for election. Unless otherwise indicated, (1) all nominees have been with the same organization in essentially the same position as listed below for the past five years, and (2) the nominees own, with sole voting and investment power, sufficient numbers of shares to meet the banking laws requirements to serve on this Corporation's board.

NOMINEES

Name, Age &            Year(1),  Position   Shares of   Percent
                               &
Principal              Offices Held With   Stock Owned    Of
Occupation              Corp.      Bank    Beneficially  Class


C. Brent Coreil (50)   Director  Director      438       0.38%
District Attorney (2)  (2000)    (2000)

E. J. Deville (66)     New       Director      365       0.32%
Retired Businessman    Nominee   (2000)

Bryan   L.   Fontenot  Director  Director      900       0.78%
(52)
Farmer                 (2000)    (2000)

Carl W. Fontenot (56)  Director  Director   9,001(a)     7.84%
President & CEO of     (1983)    (1975)
Corporation  &   Bank
(5)

Eugene             S.  Director  Director   8,196(b)     7.14%
Fontenot(60)
Majority  Shareholder  & Secre.  & Secre.
&
President, Euco        (1983)    (1975)
Finance Co., Inc.

Jules Hebert (67)      Director  Director     2,444      2.13%
President of Farmers   (1983)    (1980)
Gas Co., Inc.

Anita   F.   Melancon  Director  Director      450       0.39%
(44)
Public Relations/      & V.P.    & V.P.
Education Director,    (2000)    (2000)
Savoy  Medical   Ctr.
(5)

Fredrick     Phillips  Director  Director     1,834      1.60%
(72)
General Contractor     (1983)    (1975)

Brod Veillon (49)      Director  Director      500       0.44%
Commander, Louisiana   (2000)    (2000)
Air   National  Guard
(3)

K. Wayne Vidrine (42)  New       Director      255       0.22%
Exec. Vice President,  Nominee,  (2000)
Cashier,     Citizens  Treas.
Bank

Joseph West (38)       New       Director      405       0.35%
General Contractor     Nominee   (2000)

Roderick Young (67)    Director  Director   3,979(c)     3.47%
Businessman/Investor   (1983)    (1977)

EXECUTIVE OFFICERS

Stephen     Mayeux(4)  N/A       Senior        10        0.01%
(42)
                                 V.P.

All Directors and      Total Shares and
Officers as a Group    Percentage Owned      28,777     25.06%
(13 persons)

==================
1) Indicates year in which each Director was first elected to the Board of Directors. Each such Director has served continuously since that year.

2) Mr. Coreil has been practicing law in Evangeline Parish, Louisiana, since 1974 and has been the Evangeline Parish District
Attorney since 1997.

3) Mr. Veillon has served in this capacity since 1997; prior to becoming Commander, Mr. Veillon has served in other officer capacities with the Louisiana Air National Guard.

4) In February of 1994, Mr. Mayeux was hired as Senior Vice President of Citizens Bank. From May, 1998, through October, 1998, Mr. Mayeux resigned his position with Citizens Bank for personal reasons; upon his return he was reinstated as Senior Vice President of Citizens Bank.

5)  Carl W. Fontenot and Anita F. Melancon are related as brother and sister.
=================
(a) Includes 555 shares on which Mr. Carl W. Fontenot shares voting and investment power.
(b) Includes 7,805 shares on which Mr. Eugene S. Fontenot shares voting and investment power.
(c) Includes 200 shares on which Mr. Roderick Young shares voting and investment power.

The Board of Directors of Citizens Bank met 16 times during 1999 and the Board of Directors of Citizens Bancshares, Inc. met three times during 1999. No director attended fewer than 75% of the aggregate of (1) total number of meetings of the Board of Directors held during the period when he served as a director, and (2) the total number of meetings of all committees of the Board of Directors of Citizens Bank held during the period when he served as a member of such committees.

The Board of Directors of the Bank has an Executive Committee, Audit Committee, and Loan Committee. The Executive Committee met two times during 1999 to consider policy questions including a review of salaries, bonuses, and directors per diem payments; the members of the Executive Committee are Carl W. Fontenot, Eugene
S. Fontenot, Anita F. Melancon, Fredrick Phillips, Brod Veillon, and Roderick Young. The Audit Committee met two times during 1999 to review the external auditor's annual report and to complete the annual directors' loan review required by the Office of Financial Institutions; the members of the Audit Committee are E.J. Deville, Bryan Fontenot, Jules Hebert, and Joey West. The Loan Committee met 26 times during 1999 to consider loan applications and to review delinquent loans. The Bank's Board of Directors has neither a nomination committee nor a compensation committee. The nominating committee's function is performed by the Board of Directors. Shareholders wanting to make nominations are requested to follow the procedures delineated under Nominations for Directors included in this proxy statement. As indicated above, compensation matters are reviewed by the Bank's Executive Committee.


                     PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the only persons who, on February 1, 2000, were known by the Corporation to own beneficially more than 5 percent of the outstanding capital stock of the Corporation. Unless otherwise indicated, the shares are held with sole voting and investment power.

Name and Address of       Amount and Nature of
Beneficial Owner          Beneficial Ownership  Percent of Class

Carl W. Fontenot                9,001(1)             7.84%
1243 Heritage Road
Ville Platte, LA 70586

Eugene S. Fontenot              8,196(2)             7.14%
1902 Chicot Park Road
Ville Platte, LA 70586

Percy J. Fontenot             21,999(3)(5)           19.16%
5581 Vidrine Road
Ville Platte, LA 70586

LaFourche     Resources,       11,478(4)             9.99%
Inc.
1243 Heritage Road
Ville Platte, LA 70586

Otis Fontenot                    6,429               5.60%
3535 Vidrine Road
Ville Platte, LA 70586

================
(1)   Includes  8,446 shares of which Mr. Carl W.   Fontenot  has
direct ownership, and 555 shares owned by a corporation of which he is a principal shareholder.

(2) Includes 391 shares of which Mr. Eugene S. Fontenot has direct ownership, and 7,805 shares owned by Euco Finance Co., Inc., of which he is the majority shareholder and President.

(3) Includes 1,474 shares titled under Percy J. Fontenot Family Trust, for which Mr. Percy J. Fontenot is understood to be the grantor and trustee, and 20,525 shares owned by corporations of which he is the deemed to exercise control. Included in the 20,525 are: 11,478 shares owned by LaFourche Resources, Inc.; 4,000 shares owned by Percy J. Fontenot, Inc.; 3,197 shares owned by Evangeline Resources, Inc.; and 1,850 shares owned by Christmas Loan Company, Inc.

(4) These shares are included in the amounts beneficially owned by Mr. Percy J. Fontenot.

(5) Ms. Anita F. Melancon has direct ownership of 450 shares of Corporation stock. Ms. Melancon is also a trustee of the Percy J. Fontenot Family Trust which owns 1,474 shares of Corporation stock and an officer and/or director of Lafourche Resources, Inc., and Percy J. Fontenot, Inc.; her father, Mr. Percy J. Fontenot, is deemed to exercise control over these entities.


                     EXECUTIVE COMPENSATION

The following table sets forth the total annual compensation paid or accrued by the Company and Bank to or for the account of the Chief Executive Officer. No other executive officer earned $100,000 or more in any of three years covered by the table.

ANNUAL COMPENSATION

Name and
Principal                                             All Other
Position                Years     Salary    Bonus    Compensation


Carl W. Fontenot,        1999     $91,202   $12,500      $39,313
President & CEO of       1998     $91,202   $11,500      $39,252
Citizens Bank and        1997     $87,002   $11,500      $20,582
Citizens Bancshares,
Inc.

All other compensation represents amounts accrued in each year in connection with a deferred compensation contract with Mr. Fontenot of $26,313 in 1999, $26,252 in 1998, and $8,782 in 1997,
and directors fees paid to Mr. Fontenot of $13,000 in 1999, $13,000 in 1998, and $11,800 in 1997.

The Bank does not provide personal benefits of a value in excess of the lesser of $50,000 or 10% of the reported compensation. It is the Bank's policy to provide certain personal benefits to executive officers, provided there is a beneficial effect on the business of the Bank. Such benefits include an automobile provided for the President used in the everyday banking business of the Bank, such as customer solicitation, courier service between the main office and the branch, and attendance of business meetings.

In 1999, the Bank had deferred compensation arrangements with two senior officers and a Savings Incentive Match Plan for Employees (SIMPLE). The SIMPLE plan permits employee participation under limited eligibility requirements; the Bank matches employee amounts up to 3 percent of each participating employee's compensation.

                     DIRECTORS COMPENSATION

In 1999, Directors were paid $500 for attendance at each meeting of the full Board of Directors. In addition, Directors serving on committees were paid $125 for attendance of each committee meeting.

         LOANS TO BANK DIRECTORS AND EXECUTIVE OFFICERS

The Bank has had, and expects to have in the future, banking transactions in an ordinary course of business with directors, officers, and principal shareholders and their associates, on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.

The largest aggregate amount of indebtedness of the directors, executive officers, principal shareholders and all their associates during 1999 was $610,643 on January 31, 1999, representing 4.9 percent of the Bank's equity capital accounts. The balance of such aggregate indebtedness at December 31, 1999, was $553,446, representing 4.5 percent of the Bank's equity capital accounts. These loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the Board of Directors of the Bank, did not involve more than the normal risk of collectibility or present other unfavorable features.

        RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The Company's principal accountant is Basil M. Lee and Company. This firm has been the Company's independent auditors for the past seventeen (17) years. It is not expected that a representative of Basil M. Lee and Company will be present at the meeting.

The Bank retains the firm of D.J. Marcantel, Certified Public Accountant, to perform non-audit services such as providing consultation and advisory services with respect to accounting and tax matters arising from time to time from the Bank's normal operation.

       SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

If a shareholder intends to submit a shareholder proposal at the 2001 Annual Meeting and the shareholder wants his/her proposal to be included in the Corporation's Proxy Statement for the 2001 Annual Meeting, then the Corporation must receive the shareholder proposal at the Corporation's principal executive office no later than the close of business on November 13, 2000.

If a shareholder does not submit his/her proposal for inclusion in the Corporation's Proxy Statement for the 2001 Annual Meeting, but intends to submit his/her proposal directly at the 2001 Annual Meeting, management will be able to vote proxies in its discretion on a shareholder proposal submitted directly at the Annual Meeting if the Corporation: (1) receives notice of the shareholder before the close of business on January 27, 2001, and advises shareholders in the 2001 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the shareholder proposal prior to the close of business on January 27, 2001.

Shareholder  proposals  or  notices  of  intention   to   present
shareholder proposals at the 2001 Annual Meeting should be addressed to Carl W. Fontenot, President, Citizens Bancshares,
Inc., 841 West Main Street, Ville Platte, Louisiana 70586.

                    2001 ANNUAL MEETING DATE

The 2001 Annual Meeting is scheduled for April 12, 2001.

                          OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Corporation had not been informed of any matters to be presented, by or on behalf of the Corporation or its management, for action at the Annual Meeting other than those listed in the Notice of Meeting and referred to herein. If any other matters come before the Annual Meeting or any adjournment thereof, the persons named in the enclosed Proxy will vote on such matters according to their best judgment.

ANY SHAREHOLDER MAY, BY WRITTEN REQUEST, OBTAIN WITHOUT CHARGE A COPY OF THE CONSOLIDATED REPORT OF THE CORPORATION AND THE BANK ON FORM 10-KSB FOR THE YEAR ENDING DECEMBER 31, 1999. REQUESTS SHOULD BE ADDRESSED TO CARL W. FONTENOT, PRESIDENT, CITIZENS BANCSHARES, 841 WEST MAIN STREET, VILLE PLATTE, LOUISIANA 70586.

Shareholders are urged to sign the enclosed Proxy, which is solicited on behalf of the Board of Directors of the Corporation, and return it at once in the enclosed envelope.



BY ORDER OF THE BOARD OF DIRECTORS



CARL W. FONTENOT, PRESIDENT
Ville Platte, Louisiana
March 14, 2000